UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): November 30, 2004

                             CALYPSO WIRELESS, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                     001-08497                  13-5671924
----------------------------         ----------              -------------------
(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)


  5153 N.W. 158th Street, Miami Lakes, FL                               33014
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(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (305) 828-3418

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, or Appointment of Principal Officers

      Winfred Fields II, Chief Financial Officer of the Company, has submitted his resignation effective as of November 30, 2004. There was no disagreement with Mr. Fields of the nature required to be disclosed pursuant to Item 5.02(a) of this Form 8-K.

      The Company is currently engaged in a search to fill the vacancy that was created in the position of Chief Financial Officer.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALYPSO WIRELESS, INC.

Date:  December 6, 2004                     /s/ Ricardo A. Alvarez
                                            ------------------------------------
                                            Ricardo A. Alvarez,
                                            President